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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2003


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)



Ohio                                1-15885                  34-1919973
(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio          44110
(Address of Principal Executive Offices)                     (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

         99.1 Press Release, dated August 7, 2003, issued by Brush Engineered Materials Inc.




Item 5.  Other Events
         ------------

On August 7, 2003, Brush Engineered Materials Inc. issued a press release announcing that William B. Lawrence has accepted the appointment to the Board of Directors of Brush Engineered Materials Inc. effective August 7, 2003. The press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BRUSH ENGINEERED MATERIALS INC.



Date: August 7, 2003            By: /s/Michael C. Hasychak
                                       Vice President, Secretary and Treasurer